                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Coventry Group
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                February 8, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareholders of each series of The Coventry Group (the "Group") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

-    Read all enclosed materials.

-    Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

     2.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,


-------------------------------------
R. Jeffrey Young
President
The Coventry Group

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                         1ST SOURCE MONOGRAM INCOME FUND
                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                       1ST SOURCE MONOGRAM LONG/SHORT FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

To the shareholders of The Coventry Group:

Notice is hereby given that the Board of Trustees of The Coventry Group (the "Group") has called a special meeting of shareholders for each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareholders to consider the following proposals:

     1.   To elect five nominees to the Board of Trustees; and

     2. To transact any other business that may properly come before the Meeting.

AFTER CAREFUL CONSIDERATION, THE TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each whole share owned, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Group.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,


-------------------------------------
R. Jeffrey Young
President

February 8, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                         1ST SOURCE MONOGRAM INCOME FUND
                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                       1ST SOURCE MONOGRAM LONG/SHORT FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Coventry Group (the "Group") for use at a special meeting of shareholders of each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about February 8, 2006.

SHAREHOLDER REPORTS

The most recent annual report of the Funds, including financial statements, for the fiscal year ended March 31, 2005, and the most recent semi-annual report of the Funds for the semi-annual period ended September 30, 2005, have been mailed previously to shareholders. If you would like to receive additional copies of these reports free of charge, please contact the Funds at the address above or call 1-800-766-8938. Requested reports will be sent by first class mail within three business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   ----------

Shareholders are asked to consider the election of five Nominees as Trustees of the Group. Four of the Nominees, Diane Armstrong, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Group's operations with those of another registered investment company, the Variable Insurance Funds (which are to be renamed "The

Coventry Funds Trust") in order to achieve operational efficiencies and lower the Funds' operating costs, the current Trustees propose to add the fifth Nominee, James Woodward, to the Board. If Mr. Woodward is elected as a member of the Board, the Group and the Variable Insurance Funds will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Group, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Group. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

NOMINEES

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                                TERM OF OFFICE                                    COMPLEX
                              POSITION(S)          & LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN      OTHER TRUSTEESHIPS
      NAME AND AGE          WITH THE GROUP      OF TIME SERVED        DURING PAST 5 YEARS       BY TRUSTEE       HELD BY TRUSTEE
      ------------       --------------------  ----------------  -----------------------------  ----------  ------------------------
INDEPENDENT NOMINEES

DIANE E. ARMSTRONG*      Trustee               Indefinite;       Principal of King, Dodson          18      The Variable Insurance
AGE: 41                                        11/04 to present  Armstrong Financial Advisors,              Funds
                                                                 Inc. - 8/03 to present;
                                                                 Director of Financial
                                                                 Planning, Hamilton Capital
                                                                 Management - 4/00 to 8/03

MICHAEL M. VAN BUSKIRK*  Trustee and Chairman  Indefinite;       Chief Executive Officer, The       18      The Variable Insurance
AGE: 58                  of the Board          1/92 to present   Ohio Bankers Association.                  Funds
                                                                 (industry trade association)
                                                                 - 5/91 to present

MAURICE G. STARK*        Trustee               Indefinite;       Consultant, (part time)            18      The Variable Insurance
AGE: 70                                        1/92 to present   Battelle Memorial Institute -              Funds
                                                                 1/95 to present

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                                                                                   FUND
                                                TERM OF OFFICE                                    COMPLEX
                              POSITION(S)          & LENGTH         PRINCIPAL OCCUPATION(S)      OVERSEEN      OTHER TRUSTEESHIPS
      NAME AND AGE          WITH THE GROUP      OF TIME SERVED        DURING PAST 5 YEARS       BY TRUSTEE       HELD BY TRUSTEE
      ------------       --------------------  ----------------  -----------------------------  ----------  ------------------------
JAMES H. WOODWARD        None                  Indefinite        Retired. Formerly,                 18      The Variable Insurance
AGE: 66                                                          Chancellor, University of                  Funds
                                                                 North Carolina at Charlotte -
                                                                 7/89 to 6/05

INTERESTED NOMINEE

WALTER B. GRIMM(1)*      Trustee               Indefinite;       Retired. Formerly, Employee        18      American Performance
AGE: 60                                        4/96 to present   of BISYS Fund Services - 6/92              Funds; Legacy Funds
                                                                 to 9/05                                    Group; Performance Funds
                                                                                                            Trust; The Variable
                                                                                                            Insurance Funds

(1) Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Group due to his previous employment with BISYS Fund Services, the Funds' distributor, within the past two fiscal years of the Funds.

EXECUTIVE OFFICERS

Officers of the Group are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Group, including their principal occupations during the past five years, is set forth below. Each of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Funds. The address of each executive officer of the Group is 3435 Stelzer Road, Columbus, Ohio 43219.

                                               TERM OF OFFICE
                   POSITION(S) HELD WITH THE    AND LENGTH OF
  NAME AND AGE              GROUP                TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  ------------     -------------------------  ----------------  -------------------------------------------
R. JEFFREY YOUNG           President          Indefinite;       Employee of BISYS Fund Services
AGE: 41                                       11/03 to present  (10/93 to present).

                                               TERM OF OFFICE
                   POSITION(S) HELD WITH THE    AND LENGTH OF
   NAME AND AGE             GROUP                TIME SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ------------    -------------------------  ----------------  -------------------------------------------
CHRIS SABATO               Treasurer          Indefinite;       Employee of BISYS Fund Services
AGE: 37                                       10/04 to present  (2/93 to present).

TIMOTHY BRESNAHAN          Secretary          Indefinite;       Employee of BISYS Fund Services; (2/05 to
AGE: 36                                       5/05 to present   present); Associate of the law firm of
                                                                Greenberg Traurig, P.A. (3/04 to 2/05);
                                                                employee of Deutsche Bank Asset Management,
                                                                Inc. (10/03 to 3/04); Associate of the law
                                                                firm of Goodwin Proctor, LLP (9/01 to
                                                                2/03).

ALAINA METZ           Assistant Secretary     Indefinite;       Employee of BISYS Fund Services
AGE: 37                                       8/95 to present   (6/95 to present).

GEORGE L. STEVENS   Chief Compliance Officer  Indefinite;       Employee of BISYS Fund Services
AGE: 54                                       11/04 to present  (9/96 to present).

BOARD OF TRUSTEES AND BOARD COMMITTEES

The Board has the overall responsibility for management of the Group. During the fiscal year ended March 31, 2005, the Board met 5 times. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Group's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Stark, and Ms. Armstrong. The Valuation Committee meets quarterly and held four meetings during the last fiscal year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Group. The Audit Committee (i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and
(iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings during the last fiscal year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds' investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the

Group. The Nominating Committee met once during the last fiscal year. No nominee recommendations have been received by the Committee from shareholders.

SHARE OWNERSHIP

As of January 27, 2006, the Nominees and officers of the Group owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Group, beneficially owned by each Nominee as of January 27, 2006:

                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                           SECURITIES IN ALL REGISTERED
                                                         INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY     TRUSTEE WITHIN THE FAMILY OF
                               SECURITIES IN THE FUNDS         INVESTMENT COMPANIES
                               -----------------------   --------------------------------
INDEPENDENT TRUSTEE NOMINEES

James H. Woodward                        None                          None
Michael M. Van Buskirk                   None                          None
Maurice G. Stark                  $10,000 - $50,000              $10,000 - $50,000
Diane E. Armstrong                       None                          None

INTERESTED TRUSTEE NOMINEE

Walter B. Grimm                          None                          None

REMUNERATION OF TRUSTEES

Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees of the Group also receive $1,000 for participation in Audit Committee meetings and $500 for participation in all other committee meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group. For the Fiscal year ended March 31, 2005, the Group paid the following compensation to the Trustees of the
Group:

                         AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
NAME OF PERSON               FROM THE FUNDS       FUND COMPLEX PAID TO TRUSTEES
--------------           ----------------------   -----------------------------
Diane E. Armstrong               $1,338                      $ 4,000*
Michael M. Van Buskirk           $4,783                      $14,500
Maurice G. Stark                 $4,783                      $14,500
Walter B. Grimm                  $    0                      $     0

*    Ms. Armstrong was elected as a Trustee as of November 18, 2004.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Group, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y"), 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Funds. E&Y was selected to serve as the independent registered public accounting firm for the Funds in May 2005. E&Y's services to the Funds include auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

The firm of PricewaterhouseCoopers LLP ("PwC"), 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, served as the Funds' independent registered public accounting firm prior to May 2005 and conducted the audit of the Funds' financial statements for each of the two prior fiscal years of the Funds ended March 31, 2005 and March 31, 2004, respectively. The fee information set forth below relates to the services that were provided to the Funds by PwC, the Funds' former independent auditors, for each of the past two fiscal years.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds during the two most recent fiscal years:

                                 AUDIT-RELATED
FISCAL YEAR ENDED   AUDIT FEES        FEES       TAX FEES   ALL OTHER FEES   TOTALS
-----------------   ----------   -------------   --------   --------------   -------
March 31, 2005        $46,275         None        $12,500        None        $58,775
March 31, 2004        $40,000         None        $11,250        None        $51,250

All of the services and related fees described in the table above were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures summarized below.

Non-Audit Services

For the fiscal years ended March 31, 2005 and March 31, 2004, PwC did not provide any non-audit services to the Funds (other than tax services), the Funds' investment advisors or any entity controlling, controlled by or under common control with an investment advisor.

Pre-approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures relating to services provided by the Funds' independent auditors. In addition to pre-approving any services to be provided by the independent auditors to the Funds, the Audit Committee considers and approves any non-audit services to be provided to any of the Funds' Service Affiliates by the independent auditors and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the audit firm's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

ADDITIONAL INFORMATION ABOUT THE FUNDS' SERVICE PROVIDERS

Investment Advisor

1st Source Corporation Investment Advisors, Inc. (the "Advisor"), 100 North Michigan Street, South Bend, Indiana 46601, serves as the investment advisor for each Fund. The Advisor is a wholly-owned subsidiary of 1st Source Bank, which is a wholly-owned subsidiary of 1st Source Corporation, a publicly-held bank holding company.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Group. As a distributor, BISYS acts as agent for the Funds in the distribution of their shares. BISYS serves as distributor without remuneration from the Funds.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Group and to each Fund and provides certain other services, including fund accounting and transfer agency services.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal contact by officers or agents of the Group. The Group will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

REQUIRED VOTE AND QUORUM

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareholders of all series of the Group vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Group's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

SHAREHOLDER VOTING

Shareholders of record at the close of business on January 27, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the approximate number of shares of each Fund outstanding as of the Record Date:

                    FUND                      NUMBER OF SHARES
                    ----                      ----------------
1st Source Monogram Diversified Equity Fund       7,630,592
1st Source Monogram Special Equity Fund           3,319,290
1st Source Monogram Income Fund                   7,797,786
1st Source Monogram Income Equity Fund            9,019,872
1st Source Monogram Long/Short Fund               2,519,658

Each shareholder is entitled to one vote for each whole share owned, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Group at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

INFORMATION ABOUT CERTAIN SHAREHOLDERS

The following table sets forth the persons known by the Group to own beneficially or of record five percent (5%) or more of the outstanding shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of a Fund's outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of that Fund's shareholders.

        5% RECORD OWNERS AND ADDRESS          SHARE BALANCE   PERCENTAGE
        ----------------------------          -------------   ----------
1st Source Monogram Diversified Equity Fund

Morris & Co.                                    6,698,667       87.79%
P.O. Box 1602
South Bend, Indiana 46634

Fast & Co.                                        782,218       10.25%
P.O. Box 1602
South Bend, Indiana 46634

1st Source Monogram Special Equity Fund

Morris & Co.                                    2,751,402       82.89%
P.O. Box 1602
South Bend, Indiana 46634

Fast & Co.                                        181,786        5.48%
P.O. Box 1602
South Bend, Indiana 46634

1st Source Monogram Income Fund

Morris & Co.                                    6,266,737       80.37%
P.O. Box 1602
South Bend, Indiana 46634

Fast & Co.                                        974,257       12.49%
P.O. Box 1602
South Bend, Indiana 46634

1st Source Monogram Income Equity Fund

Morris & Co.                                    7,483,740       82.97%
P.O. Box 1602
South Bend, Indiana 46634

Fast & Co.                                        766,493        8.50%
P.O. Box 1602
South Bend, Indiana 46634

1st Source Monogram Long/Short Fund

Morris & Co.                                    1,978,473       78.52%
P.O. Box 1602
South Bend, Indiana 46634

Fast & Co.                                        327,519       13.00%
P.O. Box 1602
South Bend, Indiana 46634

SHAREHOLDER PROPOSALS

The Group does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Group at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   PROXY CARD

                               THE COVENTRY GROUP

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                          WITHHOLD AUTHORITY TO
                                                                                            VOTE FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        ------------------------   ---------------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]

1. James H. Woodward                                                      [ ]                      [ ]
2. Michael M. Van Buskirk                                                 [ ]                      [ ]
3. Maurice G. Stark                                       or              [ ]                      [ ]
4. Diane E. Armstrong                                                     [ ]                      [ ]
5. Walter B. Grimm                                                        [ ]                      [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: ___________

NUMBER OF SHARES HELD ON THE RECORD DATE: ___________


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                          WITHHOLD AUTHORITY TO
                                                                                            VOTE FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        ------------------------   ---------------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]

1. James H. Woodward                                                      [ ]                      [ ]
2. Michael M. Van Buskirk                                                 [ ]                      [ ]
3. Maurice G. Stark                                       or              [ ]                      [ ]
4. Diane E. Armstrong                                                     [ ]                      [ ]
5. Walter B. Grimm                                                        [ ]                      [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: ___________

NUMBER OF SHARES HELD ON THE RECORD DATE: ___________


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                   1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                 WITHHOLD AUTHORITY TO
                                                                                                   VOTE FOR INDICATED
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)         NOMINEE(S)
-----------                                   ----------------        ------------------------   ---------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE
BOARD OF TRUSTEES:                                   [ ]

1. James H. Woodward                                                             [ ]                      [ ]
2. Michael M. Van Buskirk                                                        [ ]                      [ ]
3. Maurice G. Stark                                              Or              [ ]                      [ ]
4. Diane E. Armstrong                                                            [ ]                      [ ]
5. Walter B. Grimm                                                               [ ]                      [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD
DATE:


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                     1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                 WITHHOLD AUTHORITY TO
                                                                                                   VOTE FOR INDICATED
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)         NOMINEE(S)
-----------                                   ----------------        ------------------------   ---------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE
BOARD OF TRUSTEES:                                   [ ]

1. James H. Woodward                                                             [ ]                      [ ]
2. Michael M. Van Buskirk                                                        [ ]                      [ ]
3. Maurice G. Stark                                              or              [ ]                      [ ]
4. Diane E. Armstrong                                                            [ ]                      [ ]
5. Walter B. Grimm                                                               [ ]                      [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD
DATE:


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here


-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                         1ST SOURCE MONOGRAM INCOME FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                 WITHHOLD AUTHORITY TO
                                                                                                   VOTE FOR INDICATED
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)         NOMINEE(S)
-----------                                   ----------------        ------------------------   ---------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE
BOARD OF TRUSTEES:                                   [ ]

1.  James H. Woodward                                                            [ ]                      [ ]
2.  Michael M. Van Buskirk                                                       [ ]                      [ ]
3.  Maurice G. Stark                                             Or              [ ]                      [ ]
4.  Diane E. Armstrong                                                           [ ]                      [ ]
5.  Walter B. Grimm                                                              [ ]                      [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD
DATE:


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                February 8, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareholders of each series of The Coventry Group (the "Group") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

-    Read all enclosed materials.

-    Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

     2.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,


-------------------------------------
R. Jeffrey Young
President
The Coventry Group

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 THE SHELBY FUND
                            THE SHELBY LARGE CAP FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

To the shareholders of The Coventry Group:

Notice is hereby given that the Board of Trustees of The Coventry Group (the "Group") has called a special meeting of shareholders for each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareholders to consider the following proposals:

     1.   To elect five nominees to the Board of Trustees; and

     2. To transact any other business that may properly come before the Meeting.

AFTER CAREFUL CONSIDERATION, THE TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each whole share owned, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Group.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,


-------------------------------------
R. Jeffrey Young
President

February 8, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                 THE SHELBY FUND
                            THE SHELBY LARGE CAP FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Coventry Group (the "Group") for use at a special meeting of shareholders of each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about February 8, 2006.

SHAREHOLDER REPORTS

The most recent annual report of the Funds, including financial statements, for the fiscal year ended March 31, 2005, and the most recent semi-annual report of the Funds for the semi-annual period ended September 30, 2005, have been mailed previously to shareholders. If you would like to receive additional copies of these reports free of charge, please contact the Funds at the address above or call 1-800-774-3529. Requested reports will be sent by first class mail within three business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   ----------

Shareholders are asked to consider the election of five Nominees as Trustees of the Group. Four of the Nominees, Diane Armstrong, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Group's operations with those of another registered investment company, the Variable Insurance Funds (which are to be renamed "The Coventry Funds Trust") in order to achieve operational efficiencies and lower the Funds' operating costs, the current Trustees propose to add the fifth Nominee, James Woodward, to the Board. If Mr. Woodward is elected as a member of the Board, the Group and the Variable Insurance Funds will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Group, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Group. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

NOMINEES

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                POSITION(S)          TERM OF OFFICE      PRINCIPAL OCCUPATION(S)       COMPLEX
                                  WITH THE             & LENGTH OF                DURING              OVERSEEN    OTHER TRUSTEESHIPS
      NAME AND AGE                 GROUP               TIME SERVED             PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
      ------------        -----------------------   ----------------   ---------------------------   ----------   ------------------
INDEPENDENT NOMINEES

DIANE E. ARMSTRONG*       Trustee                   Indefinite;        Principal of King,                18       The Variable
AGE: 41                                             11/04 to present   Dodson Armstrong                           Insurance Funds
                                                                       Financial Advisors, Inc. -
                                                                       8/03 to present;
                                                                       Director of Financial
                                                                       Planning, Hamilton
                                                                       Capital Management -
                                                                       4/00 to 8/03

MICHAEL M. VAN BUSKIRK*   Trustee and Chairman of   Indefinite;        Chief Executive Officer,          18       The Variable
AGE: 58                   the Board                 1/92 to present    The Ohio                                   Insurance Funds
                                                                       Bankers Association.
                                                                       (industry trade
                                                                       association) -
                                                                       5/91 to present

MAURICE G. STARK*         Trustee                   Indefinite;        Consultant, (part time)           18       The Variable
AGE: 70                                             1/92 to present    Battelle Memorial                          Insurance Funds
                                                                       Institute - 1/95 to present

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                                        FUND
                                POSITION(S)          TERM OF OFFICE      PRINCIPAL OCCUPATION(S)       COMPLEX
                                  WITH THE             & LENGTH OF                DURING              OVERSEEN    OTHER TRUSTEESHIPS
      NAME AND AGE                 GROUP               TIME SERVED             PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
      ------------        -----------------------   ----------------   ---------------------------   ----------   ------------------
JAMES H. WOODWARD         None                      Indefinite         Retired. Formerly,                18       The Variable
AGE: 66                                                                Chancellor, University of                  Insurance Funds
                                                                       North Carolina at
                                                                       Charlotte - 7/89 to 6/05

INTERESTED NOMINEE

WALTER B. GRIMM(1)*       Trustee                   Indefinite;        Retired. Formerly,                18       American
AGE: 60                                             4/96 to present    Employee of BISYS                          Performance Funds;
                                                                       Fund Services -                            Legacy Funds
                                                                       6/92 to 9/05                               Group; Performance
                                                                                                                  Funds Trust; The
                                                                                                                  Variable Insurance
                                                                                                                  Funds

(1) Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Group due to his previous employment with BISYS Fund Services, the Funds' distributor, within the past two fiscal years of the Funds.

EXECUTIVE OFFICERS

Officers of the Group are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Group, including their principal occupations during the past five years, is set forth below. Each of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Funds. The address of each executive officer of the Group is 3435 Stelzer Road, Columbus, Ohio 43219.

                                                     TERM OF OFFICE AND
                              POSITION(S) HELD         LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING PAST 5
      NAME AND AGE             WITH THE GROUP              SERVED                       YEARS
      ------------        ------------------------   ------------------   -------------------------------------
R. JEFFREY YOUNG                  President          Indefinite;          Employee of BISYS Fund Services
AGE: 41                                              11/03 to present     (10/93 to present).

                                                     TERM OF OFFICE AND
                              POSITION(S) HELD         LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING PAST 5
      NAME AND AGE             WITH THE GROUP              SERVED                       YEARS
      ------------        ------------------------   ------------------   -------------------------------------
CHRIS SABATO                      Treasurer          Indefinite;          Employee of BISYS Fund Services
AGE: 37                                              10/04 to present     (2/93 to present).

TIMOTHY BRESNAHAN                 Secretary          Indefinite;          Employee of BISYS Fund  Services;
AGE: 36                                              5/05 to present      (2/05 to  present); Associate of the
                                                                          law firm of Greenberg Traurig,  P.A.
                                                                          (3/04 to 2/05);  employee of Deutsche
                                                                          Bank Asset Management,  Inc.
                                                                          (10/03 to 3/04); Associate of the law
                                                                          firm of Goodwin Proctor, LLP (9/01 to
                                                                          2/03).

ALAINA METZ                  Assistant Secretary     Indefinite;          Employee of BISYS Fund Services
AGE: 37                                              8/95 to present      (6/95 to present).

GEORGE L. STEVENS         Chief Compliance Officer   Indefinite;          Employee of BISYS Fund Services
AGE: 54                                              11/04 to present     (9/96 to present).

BOARD OF TRUSTEES AND BOARD COMMITTEES

The Board has the overall responsibility for management of the Group. During the fiscal year ended March 31, 2005, the Board met 5 times. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Group's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Stark, and Ms. Armstrong. The Valuation Committee meets quarterly and held four meetings during the last fiscal year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Group. The Audit Committee (i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and
(iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings during the last fiscal year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds' investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the

Group. The Nominating Committee met once during the last fiscal year. No nominee recommendations have been received by the Committee from shareholders.

SHARE OWNERSHIP

As of January 27, 2006, the Nominees and officers of the Group owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Group, beneficially owned by each Nominee as of January 27, 2006:

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY TRUSTEE WITHIN THE
                               SECURITIES IN THE FUNDS        FAMILY OF INVESTMENT COMPANIES
                               -----------------------   ----------------------------------------
INDEPENDENT TRUSTEE NOMINEES

James H. Woodward                        None                               None
Michael M. Van Buskirk                   None                               None
Maurice G. Stark                         None                        $10,000 - $50,000
Diane E. Armstrong                       None                               None

INTERESTED TRUSTEE NOMINEE

Walter B. Grimm                          None                               None

REMUNERATION OF TRUSTEES

Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees of the Group also receive $1,000 for participation in Audit Committee meetings and $500 for participation in all other committee meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group. For the Fiscal year ended March 31, 2005, the Group paid the following compensation to the Trustees of the
Group:

                         AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM FUND COMPLEX
NAME OF PERSON               FROM THE FUNDS                 PAID TO TRUSTEES
--------------           ----------------------   ------------------------------------
Diane E. Armstrong               $  146                         $ 4,000*
Michael M. Van Buskirk           $1,259                         $14,500
Maurice G. Stark                 $1,259                         $14,500
Walter B. Grimm                  $    0                         $     0

*    Ms. Armstrong was elected as a Trustee as of November 18, 2004.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Group, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y") 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Funds. E&Y's services to the Funds include auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by E&Y to the Funds during the two most recent fiscal years:

                                 AUDIT-RELATED
FISCAL YEAR ENDED   AUDIT FEES        FEES       TAX FEES   ALL OTHER FEES    TOTALS
-----------------   ----------   -------------   --------   --------------   -------
March 31, 2005        $25,900         None        $2,500         None        $28,400
March 31, 2004        $22,500         None        $2,500         None        $25,000

All of the services and related fees described in the table above were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures summarized below.

Non-Audit Services

For the fiscal years ended March 31, 2005 and March 31, 2004, E&Y did not provide any non-audit services to the Funds (other than tax services), the Funds' investment advisors or any entity controlling, controlled by or under common control with an investment advisor.

Pre-approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures relating to services provided by the Funds' independent auditors. In addition to pre-approving any services to be provided by the independent auditors to the Funds, the Audit Committee considers and approves any non-audit services to be provided to any of the Funds' Service Affiliates by the independent auditors and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the audit firm's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

ADDITIONAL INFORMATION ABOUT THE FUNDS' SERVICE PROVIDERS

Investment Adviser

SMC Capital, Inc., 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207, serves as the investment adviser for each Fund.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Group. As a distributor, BISYS acts as agent for the Funds in the distribution of their shares. BISYS serves as distributor without remuneration from the Funds.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Group and to each Fund and provides certain other services, including fund accounting and transfer agency services.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal contact by officers or agents of the Group. The Group will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

REQUIRED VOTE AND QUORUM

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareholders of all series of the Group vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Group's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

SHAREHOLDER VOTING

Shareholders of record at the close of business on January 27, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the approximate number of shares of each Fund outstanding as of the Record Date:

           FUND             NUMBER OF SHARES
           ----             ----------------
The Shelby Fund                 1,108,572
The Shelby Large Cap Fund       1,144,362

Each shareholder is entitled to one vote for each whole share owned, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Group at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

INFORMATION ABOUT CERTAIN SHAREHOLDERS

The following table sets forth the persons known by the Group to own beneficially or of record five percent (5%) or more of the outstanding shares of each class of shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of a Fund's outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of that Fund's shareholders.

  5% RECORD OWNERS AND ADDRESS      SHARE BALANCE   PERCENTAGE
  ----------------------------      -------------   ----------
The Shelby Fund
Class A Shares:

Commonwealth Bank & Trust Company        25,958       31.52%
4350 Brownsboro Road
Louisville, Kentucky 40207

Fifth Third Bank                         20,843       25.31%
P.O. Box 630074
Greenwood Village, Ohio 80111

  5% RECORD OWNERS AND ADDRESS      SHARE BALANCE   PERCENTAGE
  ----------------------------      -------------   ----------
The Wells Foundation                     16,000       19.43%
4350 Brownsboro Road
Louisville, Kentucky 40207

Class Y Shares:

Commonwealth Bank & Trust Company       802,341       78.18%
4350 Brownsboro Road
Louisville, Kentucky 40207

The Shelby Large Cap Fund

Class A Shares

Commonwealth Bank & Trust Company     1,096,431       95.81%
12906 Shelbyville Road
Louisville, Kentucky 40243

SHAREHOLDER PROPOSALS

The Group does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Group at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   PROXY CARD

                               THE COVENTRY GROUP

                                 THE SHELBY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        FOR ALL                                       WITHHOLD AUTHORITY TO
PROPOSAL 1:                            NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                            --------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                [ ]

1.  James H. Woodward                                            [ ]                         [ ]
2.  Michael M. Van Buskirk                        or             [ ]                         [ ]
3.  Maurice G. Stark                                             [ ]                         [ ]
4.  Diane E. Armstrong                                           [ ]                         [ ]
5.  Walter B. Grimm                                              [ ]                         [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                ---------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ----------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                            THE SHELBY LARGE CAP FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        FOR ALL                                       WITHHOLD AUTHORITY TO
PROPOSAL 1:                            NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                            --------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                [ ]

1.  James H. Woodward                                            [ ]                         [ ]
2.  Michael M. Van Buskirk                        or             [ ]                         [ ]
3.  Maurice G. Stark                                             [ ]                         [ ]
4.  Diane E. Armstrong                                           [ ]                         [ ]
5.  Walter B. Grimm                                              [ ]                         [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                ---------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ---------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                February 8, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareholders of each series of The Coventry Group (the "Group") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

-    Read all enclosed materials.

-    Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

     2.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,

R. Jeffrey Young
President
The Coventry Group

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND
                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND
                           BOSTON TRUST SMALL CAP FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

To the shareholders of The Coventry Group:

Notice is hereby given that the Board of Trustees of The Coventry Group (the "Group") has called a special meeting of shareholders for each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareholders to consider the following proposals:

     1.   To elect five nominees to the Board of Trustees; and

     2. To transact any other business that may properly come before the Meeting.

AFTER CAREFUL CONSIDERATION, THE TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each whole share owned, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Group.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,


-------------------------------------
R. Jeffrey Young
President

February 8, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND
                           WALDEN SOCIAL BALANCED FUND
                            WALDEN SOCIAL EQUITY FUND
                           BOSTON TRUST SMALL CAP FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Coventry Group (the "Group") for use at a special meeting of shareholders of each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about February 8, 2006.

SHAREHOLDER REPORTS

The most recent annual report of the Funds, including financial statements, for the fiscal year ended March 31, 2005, and the most recent semi-annual report of the Funds for the semi-annual period ended September 30, 2005, have been mailed previously to shareholders. If you would like to receive additional copies of these reports free of charge, please contact the Funds at the address above or call 1-800-282-8782, EXT 7050. Requested reports will be sent by first class mail within three business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   ----------

Shareholders are asked to consider the election of five Nominees as Trustees of the Group. Four of the Nominees, Diane Armstrong, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Group's operations with those of another registered investment company, the Variable Insurance Funds (which are to be renamed "The

Coventry Funds Trust") in order to achieve operational efficiencies and lower the Funds' operating costs, the current Trustees propose to add the fifth Nominee, James Woodward, to the Board. If Mr. Woodward is elected as a member of the Board, the Group and the Variable Insurance Funds will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Group, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Group. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

NOMINEES

                          POSITION(S)    TERM OF OFFICE                                   NUMBER OF FUNDS IN
                              WITH        & LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN   OTHER TRUSTEESHIPS
NAME AND AGE               THE GROUP      TIME SERVED         DURING PAST 5 YEARS              BY TRUSTEE          HELD BY TRUSTEE
------------              -----------   ---------------   ----------------------------   ---------------------   -------------------
INDEPENDENT NOMINEES

DIANE E. ARMSTRONG*       Trustee       Indefinite;       Principal of King, Dodson              18              The Variable
AGE: 41                                 11/04 to          Armstrong Financial                                    Insurance Funds
                                        present           Advisors, Inc. - 8/03 to
                                                          present; Director of
                                                          Financial Planning, Hamilton
                                                          Capital Management - 4/00 to
                                                          8/03

MICHAEL M. VAN BUSKIRK*   Trustee and   Indefinite;       Chief Executive Officer, The           18              The Variable
AGE: 58                   Chairman of   1/92 to present   Ohio Bankers Association.                              Insurance Funds
                          the Board                       (industry trade association)
                                                          - 5/91 to present

MAURICE G. STARK*         Trustee       Indefinite;       Consultant, (part time)                18              The Variable
AGE: 70                                 1/92 to present   Battelle Memorial Institute                            Insurance Funds
                                                          - 1/95 to present

                      POSITION(S)    TERM OF OFFICE                                    NUMBER OF FUNDS IN
                          WITH        & LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN   OTHER TRUSTEESHIPS
NAME AND AGE           THE GROUP      TIME SERVED          DURING PAST 5 YEARS             BY TRUSTEE          HELD BY TRUSTEE
------------          -----------   ---------------   ----------------------------   ---------------------   -------------------
JAMES H. WOODWARD     None          Indefinite        Retired. Formerly,                     18              The Variable
AGE: 66                                               Chancellor, University of                              Insurance Funds
                                                      North Carolina at Charlotte
                                                      - 7/89 to 6/05

INTERESTED NOMINEE

WALTER B. GRIMM(1)*   Trustee       Indefinite;       Retired. Formerly, Employee            18              American
AGE: 60                             4/96 to present   of BISYS Fund Services -                               Performance Funds;
                                                      6/92 to 9/05                                           Legacy Funds Group;
                                                                                                            Performance Funds
                                                                                                             Trust; The Variable
                                                                                                             Insurance Funds


(1) Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Group due to his previous employment with BISYS Fund Services, the Funds' distributor, within the past two fiscal years of the Funds.

EXECUTIVE OFFICERS

Officers of the Group are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Group, including their principal occupations during the past five years, is set forth below. Each of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Funds. The address of each executive officer of the Group is 3435 Stelzer Road, Columbus, Ohio 43219.

                    POSITION(S)    TERM OF OFFICE
                     HELD WITH     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME AND AGE         THE GROUP      TIME SERVED          DURING PAST 5 YEARS
------------        -----------   ---------------    ----------------------------
R. JEFFREY YOUNG    President     Indefinite;        Employee of BISYS Fund
AGE: 41                           11/03 to present   Services (10/93 to present).

                    POSITION(S)    TERM OF OFFICE
                     HELD WITH     AND LENGTH OF        PRINCIPAL OCCUPATION(S)
NAME AND AGE         THE GROUP      TIME SERVED          DURING PAST 5 YEARS
------------        -----------   ---------------    ----------------------------
CHRIS SABATO        Treasurer     Indefinite;        Employee of BISYS Fund
AGE: 37                           10/04 to present   Services (2/93 to present).

TIMOTHY BRESNAHAN   Secretary     Indefinite;        Employee of BISYS Fund
AGE: 36                           5/05 to present    Services; (2/05 to present);
                                                     Associate of the law firm of
                                                     Greenberg Traurig, P.A.
                                                     (3/04 to 2/05); employee of
                                                     Deutsche Bank Asset
                                                     Management, Inc. (10/03 to
                                                     3/04); Associate of the law
                                                     firm of Goodwin Proctor, LLP
                                                     (9/01 to 2/03).

ALAINA METZ         Assistant     Indefinite;        Employee of BISYS Fund
AGE: 37             Secretary     8/95 to present    Services (6/95 to present).

GEORGE L. STEVENS   Chief         Indefinite;        Employee of BISYS Fund
AGE: 54             Compliance    11/04 to present   Services (9/96 to present).
                    Officer

BOARD OF TRUSTEES AND BOARD COMMITTEES

The Board has the overall responsibility for management of the Group. During the fiscal year ended March 31, 2005, the Board met 5 times. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Group's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Stark, and Ms. Armstrong. The Valuation Committee meets quarterly and held four meetings during the last fiscal year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Group. The Audit Committee (i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and
(iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings during the last fiscal year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds' investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the

Group. The Nominating Committee met once during the last fiscal year. No nominee recommendations have been received by the Committee from shareholders.

SHARE OWNERSHIP

As of January 27, 2006, the Nominees and officers of the Group owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Group, beneficially owned by each Nominee as of January 27, 2006:

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY TRUSTEE WITHIN THE
                               SECURITIES IN THE FUNDS        FAMILY OF INVESTMENT COMPANIES
                               -----------------------   ----------------------------------------
INDEPENDENT TRUSTEE NOMINEES

James H. Woodward                       None                                None
Michael M. Van Buskirk                  None                                None
Maurice G. Stark                        None                         $10,000 - $50,000
Diane E. Armstrong                      None                                None

INTERESTED TRUSTEE NOMINEE

Walter B. Grimm                         None                                None

REMUNERATION OF TRUSTEES

Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees of the Group also receive $1,000 for participation in Audit Committee meetings and $500 for participation in all other committee meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group. For the Fiscal year ended March 31, 2005, the Group paid the following compensation to the Trustees of the
Group:

                         AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM FUND
NAME OF PERSON               FROM THE FUNDS*        COMPLEX PAID TO TRUSTEES
----------------------   ----------------------   ----------------------------
Diane E. Armstrong               $1,332                     $ 4,000**
Michael M. Van Buskirk           $4,630                     $14,500
Maurice G. Stark                 $4,630                     $14,500
Walter B. Grimm                  $    0                     $     0

* The Boston Trust Small Cap Fund commenced operations as of December 16, 2005 and therefore did not incur any Trustee-related expenses during the period indicated.

**   Ms. Armstrong was elected as a Trustee as of November 18, 2004.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Group, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Tait, Weller & Baker ("Tait Weller") 1818 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. Tait Weller's services to the Funds include auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by Tait Weller to the Funds during the two most recent fiscal years (other than the Boston Trust Small Cap Fund which was not in existence during the periods indicated):

                                 AUDIT-RELATED
FISCAL YEAR ENDED   AUDIT FEES       FEES        TAX FEES   ALL OTHER FEES    TOTALS
-----------------   ----------   -------------   --------   --------------   -------
March 31, 2005        $32,000        $9,300       $8,000         None        $49,300
March 31, 2004        $30,000        $9,000       $8,000         None        $47,000

All of the services and related fees described in the table above were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures summarized below.

Non-Audit Services

For the fiscal years ended March 31, 2005 and March 31, 2004, Tait Weller did not provide any non-audit services to the Funds (other than tax services), the Funds' investment advisors or any entity controlling, controlled by or under common control with an investment advisor.

Pre-approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures relating to services provided by the Funds' independent auditors. In addition to pre-approving any services to be provided by the independent auditors to the Funds, the Audit Committee considers and approves any non-audit services to be provided to any of the Funds' Service Affiliates by the independent auditors and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the audit firm's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

ADDITIONAL INFORMATION ABOUT THE FUNDS' SERVICE PROVIDERS

Investment Advisor

Boston Trust Investment Management, Inc. (the "Adviser"), One Beacon Street, Boston, Massachusetts 02108, serves as the investment adviser for each Fund. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts state chartered bank and trust company. Boston Trust & Investment Management Company also serves as custodian for the Funds.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Group. As a distributor, BISYS acts as agent for the Funds in the distribution of their shares. BISYS serves as distributor without remuneration from the Funds.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Group and to each Fund and provides certain other services, including fund accounting services.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal contact by officers or agents of the Group. The Group will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

REQUIRED VOTE AND QUORUM

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareholders of all series of the Group vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Group's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

SHAREHOLDER VOTING

Shareholders of record at the close of business on January 27, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the number of shares of each Fund outstanding as of the Record
Date:

           FUND               NUMBER OF SHARES
           ----               ----------------
Boston Balanced Fund              5,869,172
Boston Equity Fund                3,824,459
Walden Social Balanced Fund       2,602,817
Walden Social Equity Fund         4,025,009
Boston Trust Small Cap Fund         795,856

Each shareholder is entitled to one vote for each whole share owned, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Group at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

INFORMATION ABOUT CERTAIN SHAREHOLDERS

The following table sets forth the persons known by the Group to own beneficially or of record five percent (5%) or more of the outstanding shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of a Fund's outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of that Fund's shareholders.

    5% RECORD OWNERS AND ADDRESS       SHARE BALANCE   PERCENTAGE
    ----------------------------       -------------   ----------
Boston Balanced Fund

Boston Trust & Investment Management     5,561,867       94.76%
One Beacon Street
Boston, Massachusetts 02108

Boston Equity Fund

Boston Trust & Investment Management     3,824,459         100%
One Beacon Street
Boston, Massachusetts 02108

    5% RECORD OWNERS AND ADDRESS       SHARE BALANCE   PERCENTAGE
    ----------------------------       -------------   ----------
Walden Social Balanced Fund

Boston Trust & Investment Management     1,619,303       62.21%
One Beacon Street
Boston, Massachusetts 02108

Fidelity Investments                       938,271       36.05%
100 Magellan Way
Covington, Kentucky 41015

Walden Social Equity Fund

Boston Trust & Investment Management     1,267,691       31.49%
One Beacon Street
Boston, Massachusetts 02108

Fidelity Investments                     2,209,993       54.91%
100 Magellan Way
Covington, Kentucky 41015

Wachovia Bank, N.A                         286,801        7.12%
1525 West W.T. Harris, Blvd.
Charlotte, North Carolina 28288

Boston Trust Small Cap Fund

Boston Trust & Investment Management       795,856         100%
One Beacon Street
Boston, Massachusetts 02108

SHAREHOLDER PROPOSALS

The Group does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Group at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   PROXY CARD

                               THE COVENTRY GROUP

                              BOSTON BALANCED FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                     WITHHOLD AUTHORITY TO
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                                   ----------------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE         [  ]
BOARD OF TRUSTEES:

1. James H. Woodward                                                            [  ]                          [  ]
2. Michael M. Van Buskirk                                                       [  ]                          [  ]
3. Maurice G. Stark                                              or             [  ]                          [  ]
4. Diane E. Armstrong                                                           [  ]                          [  ]
5. Walter B. Grimm                                                              [  ]                          [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                --------------------------------------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ------------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                               BOSTON EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                     WITHHOLD AUTHORITY TO
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                                   ----------------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE         [  ]
BOARD OF TRUSTEES:

1.  James H. Woodward                                                           [  ]                          [  ]
2.  Michael M. Van Buskirk                                                      [  ]                          [  ]
3.  Maurice G. Stark                                             or             [  ]                          [  ]
4.  Diane E. Armstrong                                                          [  ]                          [  ]
5.  Walter B. Grimm                                                             [  ]                          [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                --------------------------------------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ------------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                           WALDEN SOCIAL BALANCED FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                     WITHHOLD AUTHORITY TO
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                                   ----------------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE         [  ]
BOARD OF TRUSTEES:

1.  James H. Woodward                                                           [  ]                          [  ]
2.  Michael M. Van Buskirk                                                      [  ]                          [  ]
3.  Maurice G. Stark                                             Or             [  ]                          [  ]
4.  Diane E. Armstrong                                                          [  ]                          [  ]
5.  Walter B. Grimm                                                             [  ]                          [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                --------------------------------------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ------------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ---------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                            WALDEN SOCIAL EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                     WITHHOLD AUTHORITY TO
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                                   ----------------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE         [  ]
BOARD OF TRUSTEES:

1.  James H. Woodward                                                           [  ]                          [  ]
2.  Michael M. Van Buskirk                                                      [  ]                          [  ]
3.  Maurice G. Stark                                             or             [  ]                          [  ]
4.  Diane E. Armstrong                                                          [  ]                          [  ]
5.  Walter B. Grimm                                                             [  ]                          [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                --------------------------------------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ------------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                           BOSTON TRUST SMALL CAP FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                                     WITHHOLD AUTHORITY TO
PROPOSAL 1:                                   FOR ALL NOMINEES        FOR INDICATED NOMINEE(S)   VOTE FOR INDICATED NOMINEE(S)
-----------                                   ----------------        ------------------------   -----------------------------
TO ELECT THE FOLLOWING FIVE NOMINEES TO THE         [  ]
BOARD OF TRUSTEES:

1.  James H. Woodward                                                           [  ]                          [  ]
2.  Michael M. Van Buskirk                                                      [  ]                          [  ]
3.  Maurice G. Stark                                             or             [  ]                          [  ]
4.  Diane E. Armstrong                                                          [  ]                          [  ]
5.  Walter B. Grimm                                                             [  ]                          [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:
                --------------------------------------

NUMBER OF SHARES HELD ON THE RECORD DATE:
                                          ------------


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                February 8, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareholders of each series of The Coventry Group (the "Group") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

-    Read all enclosed materials.

-    Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

     2.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,


-------------------------------------
R. Jeffrey Young
President
The Coventry Group

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                          SIGNAL LARGE CAP GROWTH FUND
                          SIGNAL TAX-EXEMPT INCOME FUND
                               SIGNAL INCOME FUND
                            SIGNAL MONEY MARKET FUND
                       SIGNAL TAX-EXEMPT MONEY MARKET FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

To the shareholders of The Coventry Group:

Notice is hereby given that the Board of Trustees of The Coventry Group (the "Group") has called a special meeting of shareholders for each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareholders to consider the following proposals:

     1.   To elect five nominees to the Board of Trustees; and

     2. To transact any other business that may properly come before the Meeting.

AFTER CAREFUL CONSIDERATION, THE TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each whole share owned, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Group.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,


-------------------------------------
R. Jeffrey Young
President

February 8, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                          SIGNAL LARGE CAP GROWTH FUND
                          SIGNAL TAX-EXEMPT INCOME FUND
                               SIGNAL INCOME FUND
                            SIGNAL MONEY MARKET FUND
                       SIGNAL TAX-EXEMPT MONEY MARKET FUND
                  (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Coventry Group (the "Group") for use at a special meeting of shareholders of each of the series of the Group, including the Funds, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about February 8, 2006.

SHAREHOLDER REPORTS

The most recent annual report of the Funds, including financial statements, for the fiscal year ended March 31, 2005, and the most recent semi-annual report of the Funds for the semi-annual period ended September 30, 2005, have been mailed previously to shareholders. If you would like to receive additional copies of these reports free of charge, please contact the Funds at the address above or call 1-888-426-9709. Requested reports will be sent by first class mail within three business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   ----------

Shareholders are asked to consider the election of five Nominees as Trustees of the Group. Four of the Nominees, Diane Armstrong, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Group's operations with those of another registered investment company, the Variable Insurance Funds (which are to be renamed "The

Coventry Funds Trust") in order to achieve operational efficiencies and lower the Funds' operating costs, the current Trustees propose to add the fifth Nominee, James Woodward, to the Board. If Mr. Woodward is elected as a member of the Board, the Group and the Variable Insurance Funds will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Group, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Group. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

NOMINEES

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                          POSITION(S)   TERM OF OFFICE &    PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                            WITH THE     LENGTH OF TIME              DURING             OVERSEEN BY    OTHER TRUSTEESHIPS
      NAME AND AGE           GROUP           SERVED               PAST 5 YEARS            TRUSTEE        HELD BY TRUSTEE
      ------------        -----------   ----------------   -------------------------   ------------   --------------------
INDEPENDENT NOMINEES

DIANE E. ARMSTRONG*       Trustee       Indefinite;        Principal of King, Dodson        18        The Variable
AGE: 41                                 11/04 to present   Armstrong Financial                        Insurance Funds
                                                           Advisors, Inc. -
                                                           8/03 to present;
                                                           Director of Financial
                                                           Planning, Hamilton
                                                           Capital Management -
                                                           4/00 to 8/03

MICHAEL M. VAN BUSKIRK*   Trustee and   Indefinite;        Chief Executive Officer,         18        The Variable
AGE: 58                   Chairman of   1/92 to present    The Ohio                                   Insurance Funds
                          the Board                        Bankers Association.
                                                           (industry trade
                                                           association) -
                                                           5/91 to present

MAURICE G. STARK*         Trustee       Indefinite;        Consultant, (part time)          18        The Variable
AGE: 70                                 1/92 to present    Battelle Memorial                          Insurance Funds
                                                           Institute - 1/95 to
                                                           present

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                          POSITION(S)   TERM OF OFFICE &    PRINCIPAL OCCUPATION(S)    FUND COMPLEX
                            WITH THE     LENGTH OF TIME              DURING             OVERSEEN BY    OTHER TRUSTEESHIPS
      NAME AND AGE           GROUP           SERVED               PAST 5 YEARS            TRUSTEE        HELD BY TRUSTEE
      ------------        -----------   ----------------   -------------------------   ------------   --------------------
JAMES H. WOODWARD         None          Indefinite         Retired.  Formerly,              18        The Variable
Age: 66                                                    Chancellor, University of                  Insurance Funds
                                                           North Carolina at
                                                           Charlotte -
                                                           7/89 to 6/05

INTERESTED NOMINEE

WALTER B. GRIMM(1)*       Trustee       Indefinite;        Retired.  Formerly,              18        American Performance
AGE: 60                                 4/96 to present    Employee of BISYS Fund                     Funds; Legacy Funds
                                                           Services - 6/92 to 9/05                    Group; Performance
                                                                                                      Funds Trust; The
                                                                                                      Variable Insurance
                                                                                                      Funds

(1) Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Group due to his previous employment with BISYS Fund Services, the Funds' distributor, within the past two fiscal years of the Funds.

EXECUTIVE OFFICERS

Officers of the Group are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Group, including their principal occupations during the past five years, is set forth below. Each of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Funds. The address of each executive officer of the Group is 3435 Stelzer Road, Columbus, Ohio 43219.

                                          TERM OF OFFICE AND
                      POSITION(S) HELD      LENGTH OF TIME
   NAME AND AGE        WITH THE GROUP           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ------------     -------------------   ------------------   -------------------------------------------
R. JEFFREY YOUNG         President        Indefinite;          Employee of BISYS Fund Services
AGE: 41                                   11/03 to present     (10/93 to present).

                                          TERM OF OFFICE AND
                      POSITION(S) HELD      LENGTH OF TIME
   NAME AND AGE        WITH THE GROUP           SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   ------------     -------------------   ------------------   -------------------------------------------
CHRIS SABATO             Treasurer        Indefinite;          Employee of BISYS Fund Services
AGE: 37                                   10/04 to present     (2/93 to present).

TIMOTHY BRESNAHAN        Secretary        Indefinite;          Employee of BISYS Fund Services;
AGE: 36                                   5/05 to present      (2/05 to present); Associate of the
                                                               law firm of Greenberg Traurig, P.A.
                                                               (3/04 to 2/05); employee of Deutsche
                                                               Bank Asset Management, Inc. (10/03 to
                                                               3/04); Associate of the law firm of
                                                               Goodwin Proctor, LLP (9/01 to 2/03).

ALAINA METZ         Assistant Secretary   Indefinite;          Employee of BISYS Fund Services
AGE: 37                                   8/95 to present      (6/95 to present).

GEORGE L. STEVENS    Chief Compliance     Indefinite;          Employee of BISYS Fund Services
AGE: 54                   Officer         11/04 to present     (9/96 to present).

BOARD OF TRUSTEES AND BOARD COMMITTEES

The Board has the overall responsibility for management of the Group. During the fiscal year ended March 31, 2005, the Board met 5 times. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Group's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Stark, and Ms. Armstrong. The Valuation Committee meets quarterly and held four meetings during the last fiscal year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Group. The Audit Committee (i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and
(iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings during the last fiscal year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Funds' investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the

Group. The Nominating Committee met once during the last fiscal year. No nominee recommendations have been received by the Committee from shareholders.

SHARE OWNERSHIP

As of January 27, 2006, the Nominees and officers of the Group owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Group, beneficially owned by each Nominee as of January 27, 2006:

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY TRUSTEE WITHIN THE
                               SECURITIES IN THE FUNDS        FAMILY OF INVESTMENT COMPANIES
                               -----------------------   ----------------------------------------
INDEPENDENT TRUSTEE NOMINEES
James H. Woodward                         None                             None
Michael M. Van Buskirk                    None                             None
Maurice G. Stark                          None                       $10,000 - $50,000
Diane E. Armstrong                        None                             None

INTERESTED TRUSTEE NOMINEE
Walter B. Grimm                           None                             None

REMUNERATION OF TRUSTEES

Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees of the Group also receive $1,000 for participation in Audit Committee meetings and $500 for participation in all other committee meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group. For the Fiscal year ended March 31, 2005, the Group paid the following compensation to the Trustees of the
Group:

                         AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM FUND
NAME OF PERSON               FROM THE FUNDS         COMPLEX PAID TO TRUSTEES
--------------           ----------------------   ----------------------------
Diane E. Armstrong             $1,184                       $ 4,000*
Michael M. Van Buskirk         $3,828                       $14,500
Maurice G. Stark               $3,828                       $14,500
Walter B. Grimm                $    0                       $     0

*    Ms. Armstrong was elected as a Trustee as of November 18, 2004.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Group, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y"), 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Funds. E&Y was selected to serve as the independent registered public accounting firm for the Funds in May 2005. E&Y's services to the Funds include auditing the Funds' financial statements and advising the Funds as to certain accounting and tax matters.

The firm of PricewaterhouseCoopers LLP ("PwC"), 100 East Broad Street, Suite 2100, Columbus, Ohio 43215, served as the Funds' independent registered public accounting firm prior to May 2005 and conducted the audit of the Funds' financial statements for each of the two prior fiscal years of the Funds ended March 31, 2005 and March 31, 2004, respectively. The fee information set forth below relates to the services that were provided to the Funds by PwC, the Funds' former independent auditors, for each of the past two fiscal years.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds during the two most recent fiscal years:

                                 AUDIT-RELATED
FISCAL YEAR ENDED   AUDIT FEES        FEES       TAX FEES   ALL OTHER FEES    TOTALS
-----------------   ----------   -------------   --------   --------------   -------
March 31, 2005        $37,500         None        $9,000         None        $46,500
March 31, 2004        $34,000         None        $8,000         None        $42,000

All of the services and related fees described in the table above were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures summarized below.

Non-Audit Services

For the fiscal years ended March 31, 2005 and March 31, 2004, PwC did not provide any non-audit services to the Funds (other than tax services), the Funds' investment advisors or any entity controlling, controlled by or under common control with an investment advisor.

Pre-approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures relating to services provided by the Funds' independent auditors. In addition to pre-approving any services to be provided by the independent auditors to the Funds, the Audit Committee considers and approves any non-audit services to be provided to any of the Funds' Service Affiliates by the independent auditors and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the audit firm's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

ADDITIONAL INFORMATION ABOUT THE FUNDS' SERVICE PROVIDERS

Investment Advisor

Signal Capital Management, Inc. (the "Advisor"), One Main Street, Evansville, Indiana 47708, serves as the investment advisor for each Fund. The Advisor is a wholly-owned subsidiary of American National Trust & Investment Company, which is a subsidiary of Old National Bancorp, a publicly-held bank holding company headquartered in Evansville, Indiana.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Group. As a distributor, BISYS acts as agent for the Funds in the distribution of their shares. BISYS serves as distributor without remuneration from the Funds.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Group and to each Fund and provides certain other services, including fund accounting and transfer agency services.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal contact by officers or agents of the Group. The Group will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

REQUIRED VOTE AND QUORUM

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareholders of all series of the Group vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Group's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

SHAREHOLDER VOTING

Shareholders of record at the close of business on January 27, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the approximate number of shares of each Fund outstanding as of the Record Date:

                FUND                  NUMBER OF SHARES
                ----                  ----------------
Signal Large Cap Growth Fund              3,677,700
Signal Tax-Exempt Income Fund             2,222,860
Signal Income Fund                        9,995,285
Signal Money Market Fund                 87,961,049
Signal Tax-Exempt Money Market Fund               1

Each shareholder is entitled to one vote for each whole share owned, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Group at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

INFORMATION ABOUT CERTAIN SHAREHOLDERS

The following table sets forth the persons known by the Group to own beneficially or of record five percent (5%) or more of the outstanding shares of each class of shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of a Fund's outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of that Fund's shareholders.

 5% RECORD OWNERS AND ADDRESS    SHARE BALANCE   PERCENTAGE
 ----------------------------    -------------   ----------
Signal Large Cap Growth Fund
Class A Shares:

Pershing LLC                           62,178       94.64%
One Pershing Plaza
Jersey City, New Jersey 07399

Class I Shares:

OL Trust & Co.                      3,578,356       99.07%
P.O. Box 966
Evansville, Indiana 47706-0966

Signal Tax-Exempt Income Fund
Class A Shares:

Pershing LLC                           17,346      100.00%
One Pershing Plaza
Jersey City, New Jersey 07399

Class I Shares:

OL Trust & Co.                      2,192,431       99.41%
P.O. Box 966
Evansville, Indiana 47706-0966

Signal Income Fund
Class A Shares:

Pershing LLC                           36,763       99.70%
One Pershing Plaza
Jersey City, New Jersey 07399

Class I Shares:

OL Trust & Co.                      9,923,247       99.65%
P.O. Box 966
Evansville, Indiana 47706-0966

Signal Money Market Fund
Class I Shares:

OL Trust & Co.                     87,955,796       99.99%
P.O. Box 966
Evansville, Indiana 47706-0966

SHAREHOLDER PROPOSALS

The Group does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Group at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   PROXY CARD

                               THE COVENTRY GROUP

                          SIGNAL LARGE CAP GROWTH FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                    WITHHOLD
                                                                               AUTHORITY TO VOTE
                                                               FOR INDICATED     FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES          NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        -------------   -----------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]
1. James H. Woodward                                                [ ]               [ ]
2. Michael M. Van Buskirk                                           [ ]               [ ]
3. Maurice G. Stark                                       or        [ ]               [ ]
4. Diane E. Armstrong                                               [ ]               [ ]
5. Walter B. Grimm                                                  [ ]               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: _____

NUMBER OF SHARES HELD ON THE RECORD DATE: _____


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                          SIGNAL TAX-EXEMPT INCOME FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                    WITHHOLD
                                                                               AUTHORITY TO VOTE
                                                               FOR INDICATED     FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES          NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        -------------   -----------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]
1. James H. Woodward                                                [ ]               [ ]
2. Michael M. Van Buskirk                                           [ ]               [ ]
3. Maurice G. Stark                                       or        [ ]               [ ]
4. Diane E. Armstrong                                               [ ]               [ ]
5. Walter B. Grimm                                                  [ ]               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: _____

NUMBER OF SHARES HELD ON THE RECORD DATE: _____


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                               SIGNAL INCOME FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                    WITHHOLD
                                                                               AUTHORITY TO VOTE
                                                               FOR INDICATED     FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES          NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        -------------   -----------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]
1. James H. Woodward                                                [ ]               [ ]
2. Michael M. Van Buskirk                                           [ ]               [ ]
3. Maurice G. Stark                                       or        [ ]               [ ]
4. Diane E. Armstrong                                               [ ]               [ ]
5. Walter B. Grimm                                                  [ ]               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: _____

NUMBER OF SHARES HELD ON THE RECORD DATE: _____


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                            SIGNAL MONEY MARKET FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                    WITHHOLD
                                                                               AUTHORITY TO VOTE
                                                               FOR INDICATED     FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES          NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        -------------   -----------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]
1. James H. Woodward                                                [ ]               [ ]
2. Michael M. Van Buskirk                                           [ ]               [ ]
3. Maurice G. Stark                                       or        [ ]               [ ]
4. Diane E. Armstrong                                               [ ]               [ ]
5. Walter B. Grimm                                                  [ ]               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: _____

NUMBER OF SHARES HELD ON THE RECORD DATE: _____


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                                   PROXY CARD

                               THE COVENTRY GROUP

                       SIGNAL TAX-EXEMPT MONEY MARKET FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                                   WITHHOLD
                                                                               AUTHORITY TO VOTE
                                                               FOR INDICATED     FOR INDICATED
PROPOSAL 1:                            FOR ALL NOMINEES          NOMINEE(S)        NOMINEE(S)
-----------                            ----------------        -------------   -----------------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                     [ ]
1. James H. Woodward                                                [ ]               [ ]
2. Michael M. Van Buskirk                                           [ ]               [ ]
3. Maurice G. Stark                                       or        [ ]               [ ]
4. Diane E. Armstrong                                               [ ]               [ ]
5. Walter B. Grimm                                                  [ ]               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER: _____

NUMBER OF SHARES HELD ON THE RECORD DATE: _____


-------------------------------------   ----------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   ----------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)

                               THE COVENTRY GROUP
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                February 8, 2006

Dear Investor:

The Board of Trustees has called a special meeting of the shareholders of each series of The Coventry Group (the "Group") to take place on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 11:00 a.m., Eastern Time, or as adjourned from time to time.

The purpose of this meeting is to elect five nominees to the Board of Trustees.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

What you need to do:

-    Read all enclosed materials.

-    Choose one of the following options to vote:

     1. By Mail: Complete the enclosed proxy card applicable to you and return it in the postage-paid envelope provided.

     2.   Attend the shareholder meeting (details enclosed).

The Trustees believe that the proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" the proposal.

Respectfully,


-------------------------------------
R. Jeffrey Young
President
The Coventry Group

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR INVESTMENT.

                               THE COVENTRY GROUP

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                         PATHMASTER DOMESTIC EQUITY FUND
                                  (THE "FUND")

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

To the shareholders of The Coventry Group:

Notice is hereby given that the Board of Trustees of The Coventry Group (the "Group") has called a special meeting of shareholders for each of the series of the Group, including the Fund, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to ask shareholders to consider the following proposals:

     1.   To elect five nominees to the Board of Trustees; and

     2. To transact any other business that may properly come before the Meeting.

AFTER CAREFUL CONSIDERATION, THE TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

These proposals are described in detail in the attached Proxy Statement. The Board of Trustees has fixed the close of business on January 27, 2006 as the record date for determining shareholders who are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each whole share owned, and each fractional share shall be entitled to a proportionate fractional vote. The enclosed proxy is being solicited by the Board of Trustees of the Group.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees

Sincerely,


-------------------------------------
R. Jeffrey Young
President

February 8, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                               THE COVENTRY GROUP

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                        PATHMASTER DOMESTIC EQUITY FUND
                                  (THE "FUND")

                                   ----------

                                PROXY STATEMENT

                                   ----------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2006

This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Coventry Group (the "Group") for use at a special meeting of shareholders of each of the series of the Group, including the Fund, to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about February 8, 2006.

SHAREHOLDER REPORTS

Because the Fund only commenced operations as of December 1, 2005, the Fund has not yet produced any shareholder reports. Shareholder reports for the Fund will first be available in connection with the Fund's fiscal year ending March 31, 2006. If you would like to receive any information about the Fund or its shareholders reports, please contact the Fund at the address above or call 1-877-942-8434. Requested reports, when they become available, will be sent by first class mail within three business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

                                   ----------

Shareholders are asked to consider the election of five Nominees as Trustees of the Group. Four of the Nominees, Diane Armstrong, Michael Van Buskirk, Maurice Stark and Walter Grimm, currently serve on the Board. In connection with a proposal to more closely integrate the Group's operations with those of another registered investment company, the Variable Insurance Funds (which are to be renamed "The Coventry Funds Trust") in order to achieve operational efficiencies and lower the Funds' operating costs, the current Trustees propose to add the fifth Nominee, James Woodward, to the Board. If Mr. Woodward is elected as a member of the Board, the Group and the Variable Insurance Funds will have boards of trustees with the same members and many common service providers, and intend to hold joint board of trustees meetings and otherwise integrate their operations to the maximum extent possible consistent with maintaining separate legal identities.

The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of trustees of a mutual fund must have been elected by shareholders. In order to add a new Trustee to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Fund vote for the full slate of five Nominees.

Information about the Nominees, including their ages and principal occupations during the past five years, and other current board memberships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Group, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Group. In the event that all of the Nominees are elected, Independent Trustees will represent 80% of the Board. The mailing address of each Nominee is 3435 Stelzer Road, Columbus, Ohio 43219.

NOMINEES

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                           TERM OF OFFICE &                               FUND COMPLEX
                            POSITION(S)     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER TRUSTEESHIPS
      NAME AND AGE        WITH THE GROUP        SERVED           DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE
      ------------        --------------   ----------------   -------------------------   ------------   --------------------
INDEPENDENT NOMINEES

DIANE E. ARMSTRONG*       Trustee          Indefinite;        Principal of King, Dodson        18        The Variable
AGE: 41                                    11/04 to present   Armstrong Financial                        Insurance Funds
                                                              Advisors, Inc. -
                                                              8/03 to present;
                                                              Director of Financial
                                                              Planning, Hamilton
                                                              Capital Management -
                                                              4/00 to 8/03

MICHAEL M. VAN BUSKIRK*   Trustee and      Indefinite;        Chief Executive Officer,         18        The Variable
AGE: 58                   Chairman of      1/92 to present    The Ohio                                   Insurance Funds
                          the Board                           Bankers Association.
                                                              (industry trade
                                                              association) -
                                                              5/91 to present

MAURICE G. STARK*         Trustee          Indefinite;        Consultant, (part time)          18        The Variable
AGE: 70                                    1/92 to present    Battelle Memorial                          Insurance Funds
                                                              Institute - 1/95 to
                                                              present

                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                           TERM OF OFFICE &                               FUND COMPLEX
                            POSITION(S)     LENGTH OF TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER TRUSTEESHIPS
      NAME AND AGE        WITH THE GROUP        SERVED           DURING PAST 5 YEARS         TRUSTEE        HELD BY TRUSTEE
      ------------        --------------   ----------------   -------------------------   ------------   --------------------
JAMES H. WOODWARD         None             Indefinite         Retired. Formerly,               18        The Variable
AGE: 66                                                       Chancellor, University of                  Insurance Funds
                                                              North Carolina at
                                                              Charlotte -
                                                              7/89 to 6/05

INTERESTED NOMINEE

WALTER B. GRIMM(1)*       Trustee          Indefinite;        Retired. Formerly,               18        American Performance
AGE: 60                                    4/96 to present    Employee of BISYS Fund                     Funds;
                                                              Services - 6/92 to 9/05                    Legacy Funds Group;
                                                                                                         Performance Funds
                                                                                                         Trust; The Variable
                                                                                                         Insurance Funds

(1) Mr. Grimm may be deemed to be an "interested person," as defined in the Investment Company Act, of the Group due to his previous employment with BISYS Fund Services, the Fund's distributor, within the past two fiscal years of the Group.

EXECUTIVE OFFICERS

Officers of the Group are appointed by the Board to oversee the day-to-day activities of the Fund. Information about the executive officers of the Group, including their principal occupations during the past five years, is set forth below. Each of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Fund. The address of each executive officer of the Group is 3435 Stelzer Road, Columbus, Ohio 43219.

                   POSITION(S) HELD     TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)
  NAME AND AGE      WITH THE GROUP    LENGTH OF TIME SERVED         DURING PAST 5 YEARS
  ------------     ----------------   ---------------------   -------------------------------
R. JEFFREY YOUNG   President          Indefinite;             Employee of BISYS Fund Services
Age: 41                               11/03 to present        (10/93 to present).

                      POSITION(S) HELD      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING PAST 5
   NAME AND AGE        WITH THE GROUP     LENGTH OF TIME SERVED                     YEARS
   ------------     -------------------   ---------------------   -----------------------------------------
CHRIS SABATO             Treasurer        Indefinite;             Employee of BISYS Fund Services
AGE: 37                                   10/04 to present        (2/93 to present).

TIMOTHY BRESNAHAN        Secretary        Indefinite;             Employee of BISYS Fund Services; (2/05 to
AGE: 36                                   5/05 to present         present); Associate of the law firm of
                                                                  Greenberg Traurig, P.A. (3/04 to 2/05);
                                                                  employee of Deutsche Bank Asset
                                                                  Management, Inc. (10/03 to 3/04);
                                                                  Associate of the law firm of Goodwin
                                                                  Proctor, LLP (9/01 to 2/03).

ALAINA METZ         Assistant Secretary   Indefinite;             Employee of BISYS Fund Services
AGE: 37                                   8/95 to present         (6/95 to present).

GEORGE L. STEVENS     Chief Compliance    Indefinite;             Employee of BISYS Fund Services
AGE: 54                   Officer         11/04 to present        (9/96 to present).

BOARD OF TRUSTEES AND BOARD COMMITTEES

The Board has the overall responsibility for management of the Group. During the fiscal year ended March 31, 2005, the Board met 5 times. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. In addition, the Board has created certain committees to assist the Board in discharging its oversight responsibilities.

Valuation Committee

The Board has a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Group's valuation policies, it shall assist in the determination of the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of Messrs. Van Buskirk, Stark, and Ms. Armstrong. The Valuation Committee meets quarterly and held four meetings during the last fiscal year.

Audit Committee

The Board has an Audit Committee, composed of the Independent Trustees, whose function is to oversee the financial reporting and internal controls of the Group. The Audit Committee (i) recommends to the Board the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; and
(iv) reviews the adequacy and effectiveness of internal controls and procedures. The Audit Committee held 2 meetings during the last fiscal year.

Nominating Committee

The Board's Nominating Committee recommends nominations for membership on the Board. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund's investment advisors and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all Independent Trustees of the

Group. The Nominating Committee met once during the last fiscal year. No nominee recommendations have been received by the Committee from shareholders.

SHARE OWNERSHIP

As of January 27, 2006, the Nominees and officers of the Group owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of Fund shares, as well as the aggregate dollar range of equity securities of all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Group, beneficially owned by each Nominee as of January 27, 2006:

                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY     BY TRUSTEE WITHIN THE FAMILY OF INVESTMENT
                               SECURITIES IN THE FUND                      COMPANIES
                               ----------------------   ----------------------------------------------
INDEPENDENT TRUSTEE NOMINEES
James H. Woodward                       None                                 None
Michael M. Van Buskirk                  None                                 None
Maurice G. Stark                        None                           $10,000 - $50,000
Diane E. Armstrong                      None                                 None

INTERESTED TRUSTEE NOMINEE
Walter B. Grimm                         None                                 None

REMUNERATION OF TRUSTEES

Trustees of the Group not affiliated with BISYS or BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees of the Group also receive $1,000 for participation in Audit Committee meetings and $500 for participation in all other committee meetings. Trustees who are affiliated with BISYS or BISYS Fund Services do not receive compensation from the Group. For the Fiscal year ended March 31, 2005, the Group paid the following compensation to the Trustees of the
Group:

                         AGGREGATE COMPENSATION FROM   TOTAL COMPENSATION FROM FUND COMPLEX PAID TO
NAME OF PERSON                    THE FUND*                              TRUSTEES
--------------           ---------------------------   --------------------------------------------
Diane E. Armstrong                    $0                                 $ 4,000**
Michael M. Van Buskirk                $0                                 $14,500
Maurice G. Stark                      $0                                 $14,500
Walter B. Grimm                       $0                                 $     0

* The Fund commenced operations as of December 1, 2005 and therefore did not incur Trustee-related fees during the period indicated.

**   Ms. Armstrong was elected as a Trustee as of November 18, 2004.

COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Group, 3435 Stelzer Road, Columbus, Ohio 43219, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y") 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Fund. E&Y's services to the Fund include auditing the Fund's financial statements and advising the Fund as to certain accounting and tax matters.

Fees

Because the Fund only commenced operations as of December 1, 2005, E&Y has not yet provided any audit services to the Fund., and therefore, as indicated below, E&Y did not received any fees from the Fund during the two most recent fiscal years of the Group.

                                 AUDIT-RELATED
FISCAL YEAR ENDED   AUDIT FEES       FEES        TAX FEES    ALL OTHER FEES   TOTALS
-----------------   ----------   -------------   --------   ---------------   ------
March 31, 2005          n/a           n/a           n/a          n/a            n/a

March 31, 2004          n/a           n/a           n/a          n/a            n/a

Pre-approval Policies and Procedures

The Audit Committee has adopted pre-approval policies and procedures relating to services provided by the Fund's independent auditors. In addition to pre-approving any services to be provided by the independent auditors to the Fund, the Audit Committee considers and approves any non-audit services to be provided to any of the Fund's Service Affiliates by the independent auditors and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the audit firm's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

ADDITIONAL INFORMATION ABOUT THE FUND'S SERVICE PROVIDERS

Investment Adviser

Wayne Hummer Asset Management Company (the "Adviser"), 300 South Wacker Drive, Chicago, Illinois, 60606, serves as the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Wintrust Financial Corporation, a publicly traded financial services holding company.

Distributor

BISYS Fund Services, L.P. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the distributor to the Group. As a distributor, BISYS acts as agent for the Fund in the distribution of its shares. BISYS serves as distributor without remuneration from the Fund.

Administrator

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as general manager and administrator to the Group and to the Fund and provides certain other services, including fund accounting and transfer agency services.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal contact by officers or agents of the Group. The Group will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

REQUIRED VOTE AND QUORUM

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voting at the Meeting. Shareholders of all series of the Group vote together on Proposal 1.

The presence in person or by proxy of the holders of a majority of the Group's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting. Proxies that reflect abstentions or broker "non-votes" (that is, shares held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have no effect with respect to consideration of Proposal 1.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

SHAREHOLDER VOTING

Shareholders of record at the close of business on January 27, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The following table sets forth the approximate number of shares of the Fund outstanding as of the Record Date:

FUND                              NUMBER OF SHARES
----                              ----------------
PathMaster Domestic Equity Fund        270,682

Each shareholder is entitled to one vote for each whole share owned, and each fractional share is entitled to a proportionate fractional vote. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Group at the address set forth on the cover of this Proxy Statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

INFORMATION ABOUT CERTAIN SHAREHOLDERS

The following table sets forth the persons known by the Group to own beneficially or of record five percent (5%) or more of the outstanding shares of each class of shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. To the extent that a shareholder beneficially owns or holds with power to vote more than 25% of the Fund's outstanding shares, such shareholder may be deemed to be able to control the outcome of any matter submitted to a vote of the Fund's shareholders.

5% RECORD OWNERS AND ADDRESS      SHARE BALANCE   PERCENTAGE
----------------------------      -------------   ----------
PathMaster Domestic Equity Fund
Class A Shares:
First Clearing LLC                     7,835          100%
10750 Wheat First Drive
Glen Allen, Virginia 23060

Class C Shares:
First Clearing LLC                    11,485          100%
10750 Wheat First Drive
Glen Allen, Virginia 23060

Class I Shares
Wintrust Financial Corporation       251,262        99.96%
727 North Bank Lane
Lake Forest, Illinois 60045

SHAREHOLDER PROPOSALS

The Group does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Group at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE APPROPRIATE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   PROXY CARD

                               THE COVENTRY GROUP

                         PATHMASTER DOMESTIC EQUITY FUND
                                  (THE "FUND")

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 21, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on February 21, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COVENTRY GROUP. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                      WITHHOLD
                                                                     AUTHORITY
                                                           FOR      TO VOTE FOR
                                        FOR ALL         INDICATED    INDICATED
PROPOSAL 1:                            NOMINEES        NOMINEE(S)    NOMINEE(S)
-----------                            --------        ----------   -----------
TO ELECT THE FOLLOWING FIVE NOMINEES
TO THE BOARD OF TRUSTEES:                 [ ]
1. James H. Woodward                                       [ ]          [ ]
2. Michael M. Van Buskirk                                  [ ]          [ ]
3. Maurice G. Stark                               or       [ ]          [ ]
4. Diane E. Armstrong                                      [ ]          [ ]
5. Walter B. Grimm                                         [ ]          [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:


-------------------------------------   -------------------------------------
Shareholder sign here                   Co-Owner sign here

-------------------------------------   -------------------------------------
Print Name and Title (if applicable)    Print Name and Title (if applicable)